Significant acquisitions	12 Months Ended
Dec. 31, 2021
Significant acquisitions
Significant acquisitions

4    Significant acquisitions

Acquisition of Kaola Reading

In April 2021, the Group entered into an agreement with the shareholders’ of Beijing Xiangyue Education Technology Co., Ltd. or Beijing Xiangyue. The Group settled the acquisition by issuing a total of 3,225,647 class A ordinary shares in 2021, in exchange for, 100% control and economic interest of Beijing Xiangyue along with consolidated VIEs, Tianjin Xiangyue and Beijing Kaola.

The Group determined the acquisition date was May 20, 2021, and the consideration settled for the acquisition is RMB20,572.

By acquiring Kaola Reading, the Company expected to utilize the software and course content to enhance the Group’s service offerings the learning experience for K-12 students in China. And Kaola Reading’s sales channels to public schools in China are expected to help improve the Group’s K-12 market share. The Group identified software and course content intangible assets, and recorded a goodwill. However, shortly after the acquisition, the implementation of the Alleviating Burden Opinion materialy adversely affected the Group’s business, and the entire purchase price of RMB17,687, net of RMB4,694 cash and cash equivalents and RMB1,809 advances from students, which are mainly intangible and goodwill, together with other K-12 related intangible assets and goodwill acquired in prior years, have been fully impaired as of December 31, 2021.